Restructuring Charge	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring Charge
17.	Restructuring Charge

Compania Espanole de Petroles, S.A., the charterer and owner of the Partnership’s former conventional vessels under capital lease, sold the Tenerife Spirit, Algeciras Spirit, and Huelva Spirit between December 2013 and August 2014. On redeliveries of the vessels, the charter contract with the Partnership was terminated. As a result of these sales, the Partnership recorded restructuring charges of $2.0 million, $1.8 million and nil for the years ended December 31, 2014, 2013 and 2012, respectively. The balances outstanding of $1.6 million and $1.8 million as at December 31, 2014 and 2013, respectively, are included in accrued liabilities in the Partnership’s consolidated balance sheets.